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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

July 3, 2006 (July 3, 2006)
Date of Report (Date of earliest event reported)

Protective Life Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-11339 (Commission File Number)	95-2492236 (IRS Employer Identification No.)

2801 Highway 280 South
Birmingham, Alabama 35223
(Address of principal executive offices) (Zip Code)

(205) 268-1000
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

        On July 3, 2006, we issued $200,000,000 aggregate principal amount of our 7.25% Capital Securities due 2066 (the "Capital Securities") pursuant to a Prospectus Supplement dated June 28, 2006 to the Prospectus dated January 12, 2005, forming part of our Registration Statement on Form S-3 (Registration No. 333-121791), each as filed with the Securities and Exchange Commission. We sold the Capital Securities pursuant to an Underwriting Agreement between us and Goldman, Sachs & Co., as representative of the several underwriters named in Schedule I to the Underwriting Agreement. The Capital Securities were sold to the underwriters at an aggregate price of $193,757,500. The Capital Securities were issued under the Subordinated Indenture, dated as of June 1, 1994, between us and The Bank of New York (as successor in interest to AmSouth Bank N.A.), as trustee (the "Trustee"), as supplemented by Supplemental Indenture No. 8, dated as of July 3, 2006 between us and the Trustee.

        From time to time, certain of the underwriters have provided, and may provide, various financial advisory, commercial lending or investment banking services to us and our affiliates, for which they have received and may continue to receive customary fees and commissions. In connection with the acquisition of the Chase Insurance Group, Goldman Sachs Credit Partners L.P. and Protective Life Corporation have entered into a commitment letter for a $750 million bridge financing facility. Each of Goldman Sachs Credit Partners L.P., Goldman, Sachs & Co. (which has acted as financial advisor to Protective in connection with the acquisition) and Allmerica Financial Life Insurance and Annuity Company (which, immediately upon closing of the acquisition, is expected to enter into a reinsurance arrangement with our wholly owned subsidiary Protective Life Insurance Company with respect to a portion of the acquired business) is a subsidiary of The Goldman Sachs Group, Inc. Merrill Lynch Bank USA, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, is a lender to our senior revolving credit facility.

        The preceding is a summary of the terms of the Underwriting Agreement, Supplemental Indenture No. 8 and the Capital Securities, and is qualified in its entirety by reference to the Underwriting Agreement attached as Exhibit 1(a), Supplemental Indenture No. 8 attached as Exhibit 4(ss) and the Form of Capital Securities included in Exhibit 4(ss), each of which is incorporated herein by reference as though it were fully set forth herein.

Item 9.01    Financial Statements, Pro Forma Financial Information and Exhibits.

  (d)
  Exhibits.

        The Exhibit Index beginning on page E-1 is incorporated herein by reference.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Protective Life Corporation
By:	/s/ STEVEN G. WALKER Name: Steven G. Walker Title: Senior Vice President, Controller and Chief Accounting Officer

Date: July 3, 2006

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EXHIBIT INDEX

1(a)	Underwriting Agreement, dated June 28, 2006, between the Registrant and Goldman, Sachs & Co., as representative of the underwriters named in Schedule I.
4(ss)	Supplemental Indenture No. 8 between the Registrant and The Bank of New York, as trustee, dated July 3, 2006, including Form of 7.25% Capital Securities due 2066 of Protective Life Corporation.
8(a)	Tax Opinion of Sullivan & Cromwell LLP.
23(a)	Consent of Sullivan & Cromwell LLP (included in Exhibit 8(a)).

E-1

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SIGNATURES
EXHIBIT INDEX